EXHIBIT 10.6

                              EMPLOYMENT AGREEMENT

         THIS EMPLOYMENT AGREEMENT (the "AGREEMENT") is made this 11 day of August 2006, between PACIFIC ENERGY RESOURCES LTD., a Delaware corporation ("PERL" or the "COMPANY"), and JEEVAN P. ANAND ("EMPLOYEE") (collectively the "PARTIES") with reference to the following facts:

         A. PERL is engaged in the acquisition and development of oil gas properties. The Company's principal offices are located at 1065 West Pier E Street, Long Beach, CA 90802-1015.

         B. The Company desires to employ Employee as the Chief Operating Officer and Executive Vice President of the Company and Employee desires to accept such employment subject to the terms and conditions of this Agreement.

         NOW, THEREFORE, in consideration of the facts recited above, the covenants contained in this Agreement, and other valuable consideration, the parties agree as follows:

1.       EMPLOYMENT.
         ----------
         The Company hereby employs the Employee, and the Employee accepts such employment, in the capacity of Chief Operating Officer and Executive Vice President of the Company in accordance with the terms of this Agreement, the bylaws of the Company and applicable law.

2.       SERVICES AND DUTIES.
         -------------------

         Employee shall perform all services, acts or other things necessary or advisable, and as may be determined and assigned from time to time by the Board of Directors, to manage the business of the Company and have general supervision, direction and control over the business and affairs of the Company and its employees, subject to the control and direction of the Board of Directors.

3.       STANDARD OF PERFORMANCE.
         -----------------------

         Employee agrees that at all times during the Employment Term (as defined herein) he will diligently, competently, and to the best of his ability and experience, perform all of the services and duties that are required as the Chief Operating Officer and Executive Vice President of the Company.

4.       EXCLUSIVE EMPLOYMENT.
         --------------------

         Employee shall not, while employed by the Company, render services of any kind to others for compensation, or engage in any other business activity without the prior written consent of the Board of Directors of the Company (in the event Employee is a member of the Board of Directors at such time, he shall not participate in the vote concerning such consent). During the Employment Term, Employee shall not, directly or indirectly, whether as a partner, employee, creditor, shareholder, or otherwise, promote, participate, or engage in any activity or business competitive with the Company's business. However, nothing in this Agreement shall be deemed to prevent or limit the right of the

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Employee to invest any of his funds in the capital stock or other securities of any entity whose stock or securities are publicly owned or are regularly traded on any public exchange, so long as (i) such entity does not engage in a business that is in competition with the Company's business as of the date of such investment; (ii) the investment does not exceed 2% of the outstanding voting equity interests of such entity; and (iii) the management of that investment does not materially interfere with the performance of his duties hereunder.

5.       TERM OF EMPLOYMENT.
         ------------------

         Unless terminated earlier pursuant to this Section or SECTIONS 9 OR 10 of this Agreement, Employee shall be employed for a term commencing as of June 30, 2006 and ending on July 1, 2008 (the "EMPLOYMENT TERM"). Thereafter, the Employment Term shall continue on an at-will basis until terminated at the option of either party upon sixty (60) days prior written notice to the other party.

         This Agreement may be terminated at any time by written agreement of the parties, or as provided in SECTIONS 9 OR 10. This Agreement will terminate immediately upon Employee's death.

6.       COMPENSATION.
         ------------

         6.1 BASE SALARY. Company shall pay Employee a base annual salary of Two Hundred Twenty Thousand Dollars ($220,000.00) (the "BASE SALARY") which annual Base Salary shall increase (but not decrease) as of July 1st (the "ADJUSTMENT DATE") of each subsequent employment year (commencing July 1, 2007) during the Employment Term by the percentage increase, if any, in the "CURRENT INDEX" over the "BASE INDEX."

         The adjustments described above shall be calculated on the basis of the United States Department of Labor, Bureau of Labor Statistics, "Consumer Price Index For All Urban Consumers, Los Angeles-Anaheim-Riverside Area" (the "INDEX"). The Index for April preceding the immediately prior employment year shall be considered the "Base Index," and the April preceding the employment year for which the adjustment shall become effective shall be the "Current Index." Salary shall be payable in accordance with the Company's usual payroll method for corporate executives.

         6.2 ADDITIONAL COMPENSATION. Employee shall be entitled to an annual bonus equal to 20% of his Base Salary (the "BONUS"), payable at the end of each Company fiscal year.

7.       BENEFITS.
         --------

         7.1 BENEFIT PLAN PARTICIPATION. Employee shall be entitled to participate in, on the same basis as all other eligible employees, in any profit sharing, pension or other incentive plan adopted by the Company, subject to the terms, conditions and overall administration of any such plan. Employee is entitled to all the benefits awarded to former AERA Employees with more than 25 years of service, including but not limited to, the providing of a company automobile.

         7.2 GRANT OF SHARE OPTIONS. With the prior approval of the Company's Compensation Committee, the Employee shall be granted under and pursuant to the terms of the Company's 2006 Share Option Plan, options to purchase in the aggregate 450,000 shares of stock of the Company and subject to the following vesting schedule:

              (a) Options to purchase 200,000 shares shall be granted shortly after the signing of this Agreement, and

              (b) Options to purchase 250,000 shares shall be granted to the
                  Employee upon the one year anniversary of this Agreement.

         7.3 ILLNESS. Employee shall be entitled to five (5) days of sick leave with pay during each employment year.

         7.4 VACATIONS. Employee shall be entitled to three (3) weeks vacation with pay during each employment year, to be taken at such times as may be convenient to both the Company and Employee.

         7.5 INSURANCE. Employee shall be entitled to participate in the following insurance plans:

              (a) participation for Employee in the Company's group medical and dental insurance plan;

              (b) participation for Employee in an executive medical
                  reimbursement plan if later adopted by the Company and under the terms and conditions of any such plan if so adopted;

              (c) such life insurance as is associated with the group medical policy described above; and

              (d) participation in the Company's group disability plan, as well as the supplemental disability coverage as shall be made available to Company executives.

8.       BUSINESS EXPENSES.
         -----------------

         Employee will be required to incur travel, entertainment and other business expenses on behalf of the Company in the performance of Employee's duties hereunder. Employee shall submit expense reports and supporting documentation for all such expenses and be reimbursed for all reasonable and necessary expenses paid by him. Use of a personal automobile shall be reimbursed on a mileage basis. Employee shall reimburse Employer for any business expenses disallowed for deduction under the Internal Revenue Code of 1986, as amended, unless approved in writing by the Board of Directors of the Company (in the event Employee is a member of the Board of Directors at such time, he shall not participate in the vote concerning such approval).

9.       TERMINATION.
         -----------

         The Company may, in writing and without prior notice, terminate Employee's employment under this Agreement at any time but shall be liable for and shall pay Employee's compensation earned to date under SECTION 6 herein.

10.      CHANGE IN CONTROL.
         -----------------

         For purposes of this SECTION 10, "CHANGE IN CONTROL" shall mean any one of the following: (i) when any "PERSON," as such term is used in Sections 13(d) and 14(d) of the United States Securities Exchange Act of 1934, as amended ("EXCHANGE ACT") (other than (A) a greater than 5% shareholder of the Company on the date of this Agreement, (B) a subsidiary or (C) a Company employee benefit plan, (including any trustee of such plan acting as trustee)) becomes, after the date of this Agreement, the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 35% or more of the combined voting power of the Company's then outstanding voting equity securities; or (ii) the occurrence of a transaction requiring stockholder approval and involving the sale of all or substantially all of the assets of the Company or the merger of the Company with or into another corporation.

         This Agreement may be terminated by Employee upon sixty (60) days notice if any of the events described above constituting a Change of Control shall have occurred; such notice may be given for a period of up to one (1) year from the date of such Change of Control or to the end of the Employment Term, whichever is sooner.

11.      OPTION VESTING UPON TERMINATION OR CHANGE IN CONTROL.
         ----------------------------------------------------

         In the event Employee's employment under this Agreement is terminated other than pursuant to SECTION 9 or if a Change in Control occurs, all stock options held by Employee shall automatically vest in full and be exercisable for a period of one (1) year following the date of termination or Change in Control, or such lesser time period as is or may be required under the rules or policies of the stock exchange on which the Company's shares are listed and/or trading at the date of termination or Change in Control.

12.      NON-SOLICITATION.
         ----------------

         Employee hereby acknowledges and agrees that he will be exposed to a significant amount of confidential information concerning the Company's business methods, operations, and customers while employed under this Agreement, that such information might be retained by Employee in tangible form, or simply retained in Employee's memory, and that the protection of the Company's exclusive rights to such confidential information, trade secrets, and customer or client relationships can best be ensured by means of a restriction on Employee's activities after termination of employment.

         Therefore, Employee agrees that for a period of two (2) years after the termination of his employment with the Company, he shall not directly or indirectly solicit the employment of or hire any employee of the Company, and shall not attempt to persuade any employee to leave the employment of the Company.

13.      INJUNCTIVE RELIEF.
         -----------------

         Employee hereby acknowledges and agrees that any violation of SECTION 12 above will cause damage to the Company in an amount difficult to ascertain. Accordingly, in addition to any other relief to which the Company may be entitled, the Company shall be entitled to temporary and/or permanent injunctive relief for any breach or threatened breach by Employee of the terms of such sections without proof of actual damages that have been or may be caused to the Company as a result of such breach.

14.      INDEMNIFICATION.
         ---------------

         The Company shall indemnify Employee pursuant to the terms and conditions of the Indemnification Agreement attached hereto as EXHIBIT A, which was executed and made effective on the date hereof.

15.      POLICIES, RULES AND REGULATIONS.
         -------------------------------

         Employee at all times during the Employment Term shall strictly adhere to and obey all policies, rules and regulations in effect, or as subsequently modified governing the conduct of employees of the Company.

16.      GENERAL PROVISIONS.
         ------------------

         16.1 FURTHER ASSURANCES. The Parties agree that, at any time and from time to time during the Employment Term, they will take any action and execute and deliver any document which any other party reasonably requests in order to carry out the purposes of this Agreement.

         16.2 AMENDMENT TO AGREEMENT. This Agreement may be amended or supplemented only in writing, and no amendment or supplement will be effective unless executed by all of the Parties.

         16.3 NOTICES. Any notice, consent, waiver, demand, or other communications required or permitted to be given by or to any person pursuant to this Agreement (collectively, "NOTICE") will be in writing, and will be given either by personal service, by certified mail (return receipt requested), or by Federal Express or similar commercial overnight courier service, to a party at the address set forth below:

         If to the Company:            Pacific Energy Resources Ltd.
                                       1065 West Pier E Street
                                       Long Beach, CA  90802-1015
                                       Attention:  Chief Financial Officer and
                                       Executive Vice President

         If to the Employee:           Jeevan P. Anand
                                       5270 Stardust Road
                                       La Canada Flintridge, CA 91011

In the case of personal service, Notice will be deemed effective on the date of service. In all other cases, Notice will be deemed effective on the date of delivery, as shown on the return receipt or other written evidence of delivery, if any, or three (3) days after dispatch if there is no return receipt or written evidence of delivery. A party may change the address at which Notice is to be given, at any time and from time to time, by giving Notice of the new address to the other parties in accordance with this Section.

         16.4 ENTIRE AGREEMENT. This Agreement and the Stock Option Agreements entered into from time to time between Employee and the Company, contain the entire understanding between the parties concerning the employment of Employee, and supersede all prior understanding and agreements between them regarding its subject matter. There are no oral or written representations, agreements, arrangements, or understandings between the parties relating to the subject matter of this Agreement which are not fully set forth herein.

         16.5 BINDING EFFECT: ASSIGNMENT AND DELEGATION. This Agreement is binding upon and inures to the benefit of the parties and their personal respective heirs, executors, administrators, personal representatives, successors, and assigns. Company may assign its rights or delegate its duties under this Agreement at any time and from time to time. However, the parties acknowledge that the availability of Employee to perform services was a material consideration for Company to enter this Agreement. Accordingly, Employee may not assign any of his rights or delegate any of his duties under this Agreement, either voluntarily or by operation of law, without the prior written consent of Company, which may be given or withheld by Company in its sole and absolute discretion.

         16.6 APPLICABLE LAW: CHOICE OF FORUM. This Agreement has been executed under, and will be construed and interpreted in accordance with, the laws of the State of California. The parties consent to the jurisdiction of the Superior Court of the State of California and the United States District court located in the State of California in any action or proceeding arising out of this Agreement, and agree that in those actions or proceedings venue will be proper in Orange County, California (if the action proceeding is brought in the California Superior Court) or in the United States District Court for the District in which Orange County is located (if the action is brought in the United States District Court)

         16.7 ATTORNEYS' FEES. In any action or proceeding to enforce or interpret this Agreement, or arising out of this Agreement, the prevailing party or parties are entitled to recover a reasonable allowance for fees and disbursements of counsel and costs of suit to be determined by the court in which the action or proceeding is brought.

         16.8 PROVISIONS SEVERABLE. Every provision of this Agreement is intended to be severable from every other provision of this Agreement. If any provision of this Agreement is held to be void or unenforceable, in whole or in part, the remaining provisions will remain in full force and effect. If any provision of this Agreement is held to be unreasonable or excessive in scope or in duration, that provision will be enforced to the maximum extent permitted by law.

         16.9 WAIVER. The waiver by either party of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach of this Agreement.

         16.10 COMPUTATION OF TIME. If any period of time in this Agreement for the performance of any action ends on a Saturday, Sunday, or legal holiday in the State of California that period will be deemed extended to end on the next day which is not a Saturday, Sunday or legal holiday in the State of California.

         16.11 COUNTERPARTS. This Agreement and any amendment or supplement to this Agreement may be executed in two or more counterparts, each of which will constitute a single instrument. The parties have executed this Agreement at the time and place set forth above.

         16.12 APPROVALS. This Agreement has been approved by the Board of Directors of the Company.

         16.13 CONSENT TO DISCLOSURE OF INFORMATION. By providing personal information to the Company, Employee is consenting to the Company's collection, use and disclosure of that information for the purposes of completing this Agreement and for corporate governance purposes. Employee acknowledges that from time to time the Company may be required to disclose such personal information to securities regulatory authorities and stock exchanges and, by providing such personal information to the Company, Employee hereby expressly consents to such disclosure.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first set forth above

COMPANY:                                      PACIFIC ENERGY RESOURCES LTD.,
                                              a Delaware corporation


                                              By:  /s/ Darren Katic
                                                   -----------------------------
                                                   Darren Katic
                                                   President



EMPLOYEE:                                          /s/ Jeevan Anand
                                                   -----------------------------
                                                   JEEVAN P. ANAND

                                     ANNEX A
                                     -------

                                    EXHIBIT A
                                    ---------

                            INDEMNIFICATION AGREEMENT

                                (attached hereto)

                            INDEMNIFICATION AGREEMENT

         THIS INDEMNIFICATION AGREEMENT ("AGREEMENT") is made as of the date set forth on the signature page to this Agreement, by and between Pacific Energy Resources Ltd., a Delaware corporation ("COMPANY"), and the individual named on the signature page to this Agreement ("INDEMNITEE"), an officer and/or a director of the Company.

                                 R E C I T A L S
                                 - - - - - - - -

         A. The Indemnitee is currently serving as an officer and/or director of the Company and in such capacity renders valuable services to the Company.

         B. The Company has investigated whether additional protective measures are warranted to adequately protect its directors and officers against various legal risks and potential liabilities to which such individuals are subject due to their position with the Company and has concluded that additional protective measures are warranted.

         C. In order to induce and encourage highly experienced and capable persons such as the Indemnitee to continue to serve as an officer and/or director, the Board of Directors of the Company has determined, after due consideration, that this Agreement is not only reasonable and prudent, but necessary to promote and ensure the best interests of the Company and its stockholders.

         D. The Company's execution of this Agreement has been approved by the Board of Directors of the Company.

         E. Indemnitee has indicated to the Company that but for the Company's agreement to enter into this Agreement, Indemnitee would decline to continue to serve as an officer and/or a director of the Company.

                                A G R E E M E N T
                                - - - - - - - - -

         NOW, THEREFORE, in consideration of the recital set forth above and the continued services of the Indemnitee, and as an inducement to the Indemnitee to continue to serve as an officer and/or a director of the Company, the Company and the Indemnitee do hereby agree as follows:

1. DEFINITIONS. As used in this Agreement, the following terms shall have the meanings set forth below:

         1.1 "PROCEEDING" shall mean any threatened, pending or completed action, suit or proceeding, whether brought in the name of the Company or otherwise and whether of a civil, criminal, administrative or investigative nature, by reason of the fact that the Indemnitee is or was an officer and/or a director of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another enterprise, whether or not he is serving in such capacity at the time any liability or Expense is incurred for which indemnification or advancement of Expenses (as defined in subparagraph (b) below) is to be provided under this Agreement.

         1.2 "EXPENSES" means, all costs, charges and expenses incurred in connection with a Proceeding, including, without limitation, attorneys' fees, disbursements and retainers, accounting and witness fees, travel and deposition costs, expenses of investigations, judicial or administrative proceedings or appeals, and any expenses of establishing a right to indemnification pursuant to this Agreement or otherwise, including reasonable compensation for time spent by the Indemnitee in connection with the investigation, defense or appeal of a Proceeding or action for indemnification for which he is not otherwise compensated by the Company or any third party; PROVIDED, HOWEVER, that the term Expenses includes only those costs, charges and expenses incurred with the Company's prior consent, which consent shall not be unreasonably withheld; and PROVIDED, FURTHER, that the term "EXPENSES" does not include (i) the amount of damages, judgments, amounts paid in settlement, fines or penalties relating to any Proceeding or (ii) excise taxes under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), relating to any Proceeding, either of which are actually levied against the Indemnitee or paid by or on behalf of the Indemnitee.

2. AGREEMENT TO SERVE. The Indemnitee agrees to continue to serve as an officer and/or a director of the Company at the will of the Company for so long as Indemnitee is duly elected or appointed or until such time as Indemnitee tenders a resignation in writing or is terminated as an officer and/or removed as a director by the Company. Nothing in this Agreement shall be construed to create any right in Indemnitee to continued employment with the Company or any subsidiary or affiliate of the Company. Nothing in this Agreement shall affect or alter any of the terms of any otherwise valid employment agreement or other agreement between Indemnitee and the Company relating to Indemnitee's conditions and/or terms of employment or service.

3. INDEMNIFICATION IN THIRD PARTY ACTIONS. The Company shall indemnify the Indemnitee in accordance with the provisions of this Section 3 if the Indemnitee is a party to or threatened to be made a party to or is otherwise involved in any Proceeding (other than a Proceeding by or in the right of the Company to procure a judgment in its favor), by reason of the fact that the Indemnitee is or was an officer and/or a director of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another enterprise, against all Expenses, damages, judgments, amounts paid in settlement, fines, penalties and ERISA excise taxes actually and reasonably incurred by the Indemnitee in connection with the defense or settlement of such Proceeding, to the fullest extent permitted by the Delaware General Corporation Law ("DGCL"), whether or not the Indemnitee was the successful party in any such Proceeding; PROVIDED, HOWEVER, that any settlement shall be approved in writing by the Company.

4. INDEMNIFICATION IN PROCEEDINGS BY OR IN THE RIGHT OF THE COMPANY. The Company shall indemnify the Indemnitee in accordance with the provisions of this Section 4 if the Indemnitee is a party to or threatened to be made a party to or is otherwise involved in any Proceeding by or in the right of the Company to procure a judgment in its favor by reason of the fact that the Indemnitee is or was an officer and/or a director of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another enterprise, against all Expenses actually and reasonably incurred by Indemnitee in connection with the defense or settlement of such Proceeding, to the fullest extent permitted by the DGCL, whether or not the Indemnitee is the successful party in any such Proceeding. The Company shall further indemnify the Indemnitee for any damages, judgments, amounts paid in settlement, fines, penalties and

ERISA excise taxes actually and reasonably incurred by the Indemnitee in any such Proceeding described in the immediately preceding sentence, provided that either (i) the Proceeding is settled with the approval of a court of competent jurisdiction, or (ii) indemnification of such amounts is otherwise ordered by a court of competent jurisdiction in connection with such Proceeding.

5. CONCLUSIVE PRESUMPTION REGARDING STANDARD OF CONDUCT. The Indemnitee shall be conclusively presumed to have met the relevant standards of conduct required by the DGCL for indemnification pursuant to this Agreement, unless a determination is made that the Indemnitee has not met such standards (i) by the Board of Directors of the Company by a majority vote of a quorum thereof consisting of directors who were not parties to such Proceeding, (ii) by the stockholders of the Company by majority vote, or (iii) in a written opinion of the Company's independent legal counsel. Further, the termination of any Proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, rebut such presumption that the Indemnitee met the relevant standards of conduct required for indemnification pursuant to this Agreement.

6. INDEMNIFICATION OF EXPENSES OF SUCCESSFUL PARTY. Notwithstanding any other provision of this Agreement, to the extent that the Indemnitee has been successful on the merits or otherwise in defense of any Proceeding or in defense of any claim, issue or matter therein, the Indemnitee shall be indemnified against all Expenses incurred in connection therewith to the fullest extent permitted by the DGCL. For purposes of this paragraph, the Indemnitee will be deemed to have been successful on the merits if the Proceeding is terminated by settlement or is dismissed with prejudice.

7. ADVANCES OF EXPENSES. The Expenses incurred by the Indemnitee in connection with any Proceeding shall be paid promptly by the Company in advance of the final disposition of the Proceeding at the written request of the Indemnitee to the fullest extent permitted by the DGCL; provided that the Indemnitee shall undertake in writing to repay such amount to the extent that it is ultimately determined that the Indemnitee is not entitled to indemnification by the Company.

8. PARTIAL INDEMNIFICATION. If the Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of the Expenses, damages, judgments, amounts paid in settlement, fines, penalties or ERISA excise taxes actually and reasonably incurred by Indemnitee in the investigation, defense, appeal or settlement of any Proceeding but not, however, for the total amount thereof, the Company shall nevertheless indemnify the Indemnitee for the portion of such Expenses, damages, judgments, amounts paid in settlement, fines, penalties or ERISA excise taxes to which the Indemnitee is entitled.

9. INDEMNIFICATION PROCEDURE; DETERMINATION OF RIGHT TO INDEMNIFICATION.

         9.1 Promptly after receipt by the Indemnitee of notice of the commencement of any Proceeding with respect to which the Indemnitee intends to claim indemnification or advancement of Expenses pursuant to this Agreement, the Indemnitee will notify the Company of the commencement thereof. The omission to so notify the Company will not relieve the Company from any liability which it may have to the Indemnitee under this Agreement or otherwise.

         9.2 If a claim for indemnification or advancement of Expenses under this Agreement is not paid by or on behalf of the Company within thirty (30) days of receipt of written notice thereof, Indemnitee may at any time thereafter bring suit in any court of competent jurisdiction against the Company to enforce the right to indemnification or advancement of Expenses provided by this Agreement. It shall be a defense to any such action (other than an action brought to enforce a claim for Expenses incurred in defending any Proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the Company) that the Indemnitee has failed to meet the standard of conduct that makes it permissible under the DGCL for the Company to indemnify the Indemnitee for the amount claimed. The burden of proving by clear and convincing evidence that indemnification or advancement of Expenses is not appropriate shall be on the Company. The failure of the directors or stockholders of the Company or independent legal counsel to have made a determination prior to the commencement of such Proceeding that indemnification or advancement of Expenses are proper in the circumstances because the Indemnitee has met the applicable standard of conduct shall not be a defense to the action or create a presumption that the Indemnitee has not met the applicable standard of conduct.

         9.3 The Indemnitee's Expenses incurred in connection with any action concerning Indemnitee's right to indemnification or advancement of Expenses in whole or in part pursuant to this Agreement shall also be indemnified in accordance with the terms of this Agreement by the Company regardless of the outcome of such action, unless a court of competent jurisdiction determines that each of the material claims made by the Indemnitee in such action was not made in good faith or was frivolous.

         9.4 With respect to any Proceeding for which indemnification is requested, the Company will be entitled to participate therein at its own expense and, except as otherwise provided below, to the extent that it may wish, the Company may assume the defense thereof, with counsel satisfactory to the Indemnitee. After notice from the Company to the Indemnitee of its election to assume the defense of a Proceeding, the Company will not be liable to the Indemnitee under this Agreement for any Expenses subsequently incurred by the Indemnitee in connection with the defense thereof, other than reasonable costs of investigation or as otherwise provided below. The Company shall not settle any Proceeding in any manner that would impose any penalty or limitation on the Indemnitee without the Indemnitee's prior written consent. The Indemnitee shall have the right to employ counsel in any such Proceeding, but the Expenses of such counsel incurred after notice from the Company of its assumption of the defense thereof and the Indemnitee's approval of the Company's counsel shall be at the expense of the Indemnitee, unless (i) the employment of counsel by the Indemnitee has been authorized by the Company, (ii) the Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and the Indemnitee in the conduct of the defense of a Proceeding, or
(iii) the Company shall not in fact have employed counsel to assume the defense of a Proceeding, in each of which cases the Expenses of the Indemnitee's counsel shall be at the expense of the Company. Notwithstanding the foregoing, the Company shall not be entitled to assume the defense of any Proceeding brought by or on behalf of the Company or as to which the Indemnitee has concluded that there may be a conflict of interest between the Company and the Indemnitee.

10. RETROACTIVE EFFECT. Notwithstanding anything to the contrary contained in this Agreement, the Company's obligation to indemnify the Indemnitee and advance Expenses to the Indemnitee shall be deemed to be in effect since the date that the Indemnitee first commenced serving in any of the capacities covered by this Agreement.

11. LIMITATIONS ON INDEMNIFICATION. No payments pursuant to this Agreement shall be made by the Company:

         11.1 to indemnify or advance Expenses to the Indemnitee with respect to actions initiated or brought voluntarily by the Indemnitee and not by way of defense, except with respect to actions brought to establish or enforce a right to indemnification or advancement of Expenses under this Agreement or any other statute or law or otherwise as required under the DGCL, but such indemnification or advancement of Expenses may be provided by the Company in specific cases if approved by the Board of Directors by a majority vote of a quorum thereof consisting of directors who are not parties to such action;

         11.2 to indemnify the Indemnitee for any Expenses, damages, judgments, amounts paid in settlement, fines, penalties or ERISA excise taxes for which payment is actually made to the Indemnitee under a valid and collectible insurance policy, except in respect of any excess beyond the amount paid under such insurance;

         11.3 to indemnify the Indemnitee for any Expenses, damages, judgments, amounts paid in settlement, fines, penalties or ERISA excise taxes for which the Indemnitee has been or is indemnified by the Company or any other party otherwise than pursuant to this Agreement; or

         11.4 to indemnify the Indemnitee for any Expenses, damages, judgments, fines or penalties sustained in any Proceeding for an accounting of profits made from the purchase or sale by Indemnitee of securities of the Company pursuant to the provisions of Section 16(b) of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder or similar provisions of any federal, state or local statutory law;

12. MAINTENANCE OF DIRECTORS' AND OFFICERS' INSURANCE.

         12.1 Upon the Indemnitee's request, the Company hereby agrees to maintain in full force and effect, at its sole cost and expense, directors' and officers' liability insurance ("D&O INSURANCE") by an insurer, in an amount and with a deductible reasonably acceptable to the Indemnitee, covering the period during which the Indemnitee is serving in any one or more of the capacities covered by this Agreement and for so long thereafter as the Indemnitee shall be subject to any possible claim or threatened, pending or completed Proceeding by reason of the fact that the Indemnitee is serving in any of the capacities covered by this Agreement.

         12.2 In all policies of D&O Insurance to be maintained pursuant to Paragraph 12(a) above, the Indemnitee shall be named as an insured in such a manner as to provide Indemnitee with the greatest rights and benefits available under such policy.

         12.3 Notwithstanding the foregoing, the Company shall have no obligation to maintain D&O Insurance if the Company determines, in good faith, that (i) such insurance cannot be obtained on terms which are commercially reasonable, (ii) the premium costs for such insurance is significantly disproportionate to the amount of coverage provided, (iii) the coverage provided by such insurance is limited by exclusions so as to provide an insufficient benefit, or (iv) the Company, after using best efforts, is otherwise unable to obtain such insurance.

13. INDEMNIFICATION HEREUNDER NOT EXCLUSIVE. The indemnification and advancement of Expenses provided by this Agreement shall not be deemed to limit or preclude any other rights to which the Indemnitee may be entitled under the Company's certificate of incorporation or bylaws, any agreement, any vote of stockholders or disinterested directors of the Company, the DGCL, or otherwise.

14. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon, and shall inure to the benefit of (i) the Indemnitee and Indemnitee's heirs, devisees, legatees, personal representatives, executors, administrators and assigns and
(ii) the Company and its successors and assigns, including any transferee of all or substantially all of the Company's assets and any successor or assign of the Company by merger or by operation of law.

15. SEVERABILITY. Each provision of this Agreement is a separate and distinct agreement and independent of the other, so that if any provision hereof shall be held to be invalid or unenforceable for any reason, such invalidity or unenforceability shall not affect the validity or enforceability of the other provisions hereof. To the extent required, any provision of this Agreement may be modified by a court of competent jurisdiction to preserve its validity and to provide the Indemnitee with the broadest possible indemnification and advancement of Expenses permitted under the DGCL. If this Agreement or any portion thereof is invalidated on any ground by any court of competent jurisdiction, then the Company shall nevertheless indemnify Indemnitee as to Expenses, damages, judgments, amounts paid in settlement, fines, penalties and ERISA excise taxes with respect to any Proceeding to the fullest extent permitted by any applicable portion of this Agreement that shall not have been invalidated or by any applicable provision of the DGCL or any other applicable law.

16. HEADINGS. The headings used herein are for convenience only and shall not be used in construing or interpreting any provision of the Agreement.

17. GOVERNING LAW. The DGCL shall govern all issues concerning the relative rights of the Company and the Indemnitee under this Agreement. All other questions and obligations under this Agreement shall be construed and enforced in accordance with the internal laws of the State of California, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of California or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of California. In any action, dispute, litigation or other proceeding concerning this Agreement (including arbitration), exclusive jurisdiction shall be with the courts of California, with the County of Orange being the sole venue for the bringing of the action or proceeding.

18. AMENDMENTS AND WAIVERS. No amendment, waiver, modification, termination or cancellation of this Agreement shall be effective unless in writing and signed by the party against whom enforcement is sought. The indemnification rights afforded to the Indemnitee hereby are contract rights and may not be diminished, eliminated or otherwise affected by amendments to the Company's certificate of incorporation, bylaws or agreements, including any D&O Insurance policies, whether the alleged actions or conduct giving rise to indemnification hereunder arose before or after any such amendment. No waiver of any provision of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof, whether or not similar, nor shall any waiver constitute a continuing waiver.

19. COUNTERPARTS. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each party and delivered to the other.

20. NOTICES. All notices and communications shall be in writing and shall be deemed duly given on the date of delivery or on the date of receipt of refusal indicated on the return receipt if sent by first class mail, postage prepaid, registered or certified, return receipt requested, to the following addresses, unless notice of a change of address is duly given by one party to the other, in which case notices shall be sent to such changed address:

         If to the Company:

                           Pacific Energy Resources Ltd.
                           1065 West Pier E Street
                           Long Beach, CA  90802-1015
                           Attn:  Vladimir Katic, Chief Executive Officer

              with a copy, which shall not constitute notice to the Company, to:

                           Rutan & Tucker, LLP
                           611 Anton Boulevard, Suite 1400
                           Costa Mesa, CA  92626
                           Attn:  James B. O'Neal, Esq.

              If to the Indemnitee, to the address set forth on the signature page to this Agreement.

21. SUBROGATION. In the event of any payment under this Agreement to or on behalf of the Indemnitee, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of the Indemnitee against any person, firm, corporation or other entity (other than the Company) and the Indemnitee shall execute all papers requested by the Company and shall do any and all things that may be necessary or desirable to secure such rights for the Company, including the execution of such documents necessary or desirable to enable the Company to effectively bring suit to enforce such rights.

22. SUBJECT MATTER AND PARTIES. The intended purpose of this Agreement is to provide for indemnification and advancement of Expenses, and this Agreement is not intended to affect any other aspect of any relationship between the Indemnitee and the Company and is not intended to and shall not create any rights in any person as a third party beneficiary hereunder.

23. CONSENT TO DISCLOSURE OF INFORMATION. By providing personal information to the Company, the Indemnitee is consenting to the Company's collection, use and disclosure of that information for the purposes of completing this Agreement and for corporate governance purposes. The Indemnitee acknowledges that from time to time the Company may be required to disclose such personal information to securities regulatory authorities and stock exchanges and, by providing such personal information to the Company, the Indemnitee hereby expressly consents to such disclosure.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of AUG 11, 2006.

         "Indemnitee"                     Signature: /s/ Jeevan Anand
                                                     ---------------------------

                                          Print Name: Jeevan Anand
                                                      --------------------------

                                          Address For Notices: 5270 Stardust Rd.
                                                               -----------------

                                          La Canada, Ca 91011
                                          --------------------------------------

                                          --------------------------------------



         "Company"                        PACIFIC ENERGY RESOURCES LTD.,
                                          a Delaware corporation

                                          By: /s/ Darren Katic
                                              ----------------------------------

                                          Name: Darren Katic
                                                --------------------------------

                                          Its: President
                                               ---------------------------------